SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 14 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) August 27, 1997



                                  MASTEC, INC.
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               (Exact Name of Registrant as Specified in Charter)




                           Delaware 0-3797 59-1259279
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             (State or Other Jurisdiction (Commission (IRS Employer
               of Incorporation) File Number) Identification No.)



                3155 N.W. 77th Avenue, Miami, Florida 33122-1205
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (305) 599-1800


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)






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               Item 5.        Other Events

          On August 27, 1997, MasTec, Inc. announced that the Macri Group, one of the largest commercial groups in Argentina, had agreed to be MasTec's new 50% partner in Sintelar, S.A., MasTec's Argentinean telecommunications construction subsidiary. Iecsa S.A., a subsidiary of SOCMA-Sociedad Macri, will acquire the 50% interest for cash and Iecsa's existing telecommunications infrastructure business, which will be merged into Sintelar. The agreement between MasTec and the Macri Group also provides that the two companies will pursue additional opportunities throughout South America.

          On September 3, 1997, MasTec, Inc. announced that its Spanish subsidiary, Sintel, S.A., had petitioned the Spanish labor authorities to approve a restructuring of Sintel's work force. The proposed restructuring would result in approximately 1,400 of Sintel's workers being removed from payroll and approximately 1,200 being rehired at lower cost either as independent contractors or as employees of other Sintel non-union affiliates. The petition only involves union workers principally in Sintel's outside plant division servicing Telefonica de Espana, which workers currently account for less than fifty percent of that division's revenue.

          On September 8, 1997, MasTec, Inc. announced that it had acquired AIDCO, Inc. a company engaged in the installation and maintenance of voice, date and video local-area networks. AIDCO operates primarily in the Western and Midwestern states and is one of two master resellers of Sumitomo
     Electric Lightwave FutureFlex air-blown fiber optic cabling systems, providing technical support and product delivery throughout the United States, Canada, and Mexico.

          The Company has issued press releases announcing the foregoing events, copies of which are attached as exhibit 99.1 and is incorporated herein by reference.

                   Item 7.        Financial Statements and Exhibits.

                   (c)

                   99.1           Press release dated August 27, 1997.

                                  Press release dated September 3,1997.

                                  Press release dated September 8, 1997.


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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 8, 1997.          /s/ Edwin D. Johnson
                                      ___________________________
                                       Edwin D. Johnson
                                       Senior Vice President-
                                       Chief Financial Officer
                                       (Principal Financial Officer
                                       and Authorized Officer)


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